SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2002

                                A.M. CASTLE & CO.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Maryland                   1-5415                    36-0879160
 ---------------------------  ----------------------        -----------------
(State or Other Jurisdiction (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


 3400 North Wolf Road, Franklin Park, Illinois                   60131
    --------------------------------------                     --------
   (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (847) 455-7111
                                                           --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
         ------------

         On November 22, 2002, the Company completed its previously announced sale of 12,000 shares of its newly created Series A Cumulative Convertible Preferred Stock (the "Series A Preferred") for an aggregate purchase price of $12,000,000. Contemporaneously with the sale of the Series A Preferred, the Company also completed the renegotiations of its loan covenants with its major long-term lenders and its three bank lenders.

         The Company sold the Series A Preferred in a private placement to a number of current shareholders, who, in the aggregate, owned approximately 40% of the Company's common stock (the "Common Stock") prior to the transaction. The sale increased their aggregate holdings of Common Stock (on an as-converted basis) and voting power initially by approximately 5%. The Series A Preferred Stock has an initial conversion price of $6.69 per share of Common Stock. The Series A Preferred is entitled to a quarterly dividend equal to the greater of 8% per annum or the total dividends declared and paid on the Common Stock on an as-converted basis each year. For the other terms of the Series A Preferred, see
Exhibit 3, filed herewith. In connection with the sale of the Series A Preferred, the Company entered into the Series A Cumulative Convertible Preferred Stock Purchase Agreement (filed herewith as Exhibit 10.1) and a Registration Rights Agreement (filed herewith as Exhibit 10.2).

         In conjunction with the sale of the Series A Preferred, the Company renegotiated its loan covenants (the "Debt Amendments") with its senior note holders (who hold approximately $96,000,000 aggregate principal amount of senior notes) and its two lender banks in the US (the senior note holders and lender banks being referred to collectively as the "Lenders"). The Debt Amendments expand certain financial covenants in order to provide greater financial and operating flexibility. In exchange for the Debt Amendments, the interest rate or other fees payable by the Company on the various senior debt instruments to the Lenders (the "Senior Debt") will increase, raising, at the current debt level, the Company's annual interest expense by approximately $2.1 million. Upon the Company's debt attaining investment grade status, the interest expense will decrease by approximately $1.6 million. As part of the Debt Amendments, certain of the Company's subsidiaries entered into guarantees with respect to the Senior Debt and, in addition, the Company and certain of its subsidiaries will grant the Lenders security interests in substantially all of their respective assets. As part of the negotiations, A. M. Castle & Co. (Canada), Inc. ("Castle Canada") also amended its credit agreement with its Canadian bank lender and will grant the bank a security interest in substantially all of its assets. Neither the Company or any other subsidiary has guaranteed the debt of Castle Canada, nor has Castle Canada guaranteed the debt of the Company or other subsidiary. Copies of the agreements, as amended, between the Company and its senior note holders are filed as exhibits hereto.

         Further, the Company has signed a commitment letter for a $60 million receivable securitization financing facility to replace its existing facility, which expires in March 2003.


Item 7.  Exhibits.
         --------

(c)      Exhibits:
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         The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            A.M. CASTLE & CO.




                                            By:  /s/  Edward F. Culliton
                                               -------------------------------
                                                      Edward F. Culliton
                                                      Vice President and
                                                      Chief Financial Officer
Date:  December 2, 2002

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                                  EXHIBIT INDEX

         The following exhibits are filed herewith:


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      Exhibit No.                               Exhibit
      -----------                               -------
------------------------- ------------------------------------------------------
           3 Articles Supplementary to the Company's Articles of Incorporation creating the Company's Series A Cumulative Convertible Preferred Stock, filed November 22, 2002 with the State Department of Assessments and Taxation of Maryland

------------------------- ------------------------------------------------------
           4.1 Note Agreement dated as of April 1, 1996 between the Company and Nationwide Life Insurance Company

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           4.2                First Amendment and Waiver to Note Agreement dated
                              as of December 1, 1998, to April 1, 1996 Note Agreement

------------------------- ------------------------------------------------------
           4.3 Second Amendment dated as of November 22, 2002, to April 1, 1996 Note Agreement

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           4.4                Note Agreement dated as of May 15, 1997 among the
                              Company, Massachusetts Mutual Life Insurance
                              Company and United of Omaha Life Insurance Company

------------------------- ------------------------------------------------------
           4.5 First Amendment and Waiver to Note Agreement dated as of December 1, 1998, to May 15, 1997 Note Agreement

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           4.6                Second Amendment dated as of November 22, 2002, to
                              Note Agreement dated as of May 15, 1997

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           4.7                Note Agreement dated as of March 1, 1998 among the
                              Company, Allstate Life Insurance Company, The Northwestern Mutual Life Insurance Company, Massachusetts Mutual Life Insurance Company,
                              Mutual of Omaha Insurance Company and United of Omaha Life Insurance Company

------------------------- ------------------------------------------------------
           4.8 First Amendment and Waiver to Note Agreement dated as of December 1, 1998, to Note Agreement dated as of March 1, 1998

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           4.9                Second Amendment dated as of November 22, 2002, to
                              Note Agreement dated as of March 1, 1998

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          10.1                Series A Cumulative Convertible Preferred Stock
                              Purchase Agreement, dated as of November 22, 2002 among the Company, the investors named therein (the "Investors") and W.B. & Co, for itself, and as nominee and agent of the Investors

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          10.2                Registration Rights Agreement, dated as of
                              November 22, 2002 among the Company, the investors named therein (the "Investors") and W.B. & Co, for itself, and as nominee and agent of the Investors relating to the Company's Series A Cumulative Convertible Preferred Stock

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